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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the inclusion herein of our report dated January 21, 1994, with respect to the 1993 financial statements and schedule of Commerce Bank for the year ended December 31, 1993, filed with the Securities and Exchange Commission as Exhibit 99.3 to this Current Report on Form 8-K of Southern National Corporation.


Richmond, Virginia                               Ernst & Young LLP
November 11, 1994